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                                                                    Exhibit 23.1








                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 25, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-83602) and related Prospectus of LipoScience, Inc. dated April 3, 2002.








                                                    /s/ Ernst & Young




Raleigh, North Carolina
April 3, 2002